UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

A1 Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54009	20-5982715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification Number)

7040 Avenida Encinas, Suite 104-159, Carlsbad, CA	92011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(760)487-7772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On or about January 16, 2015 the Company renegotiated $324,095.32 in Notes. The new agreement was on terms more favorable to the Company than the original Notes. The terms of the original notes were a conversion rate of 0.15 cents with 8% interest and under the newly negotiated agreement there was a conversion rate of $0.22 and all of the interest was forgiven. Under this Note is was agreed that upon the signing of the agreement the Company would convert the Note to 1,473,161 shares of A1 Group, Inc.

Item 9.01   Financial Statements and Exhibits

Exhibits

No.	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 12, 2015

A1 Group, Inc.

By: /s/ Bruce Storrs

Bruce Storrs, President, CEO

EXHIBIT INDEX

No.	Exhibits

None.